A&Q ALTERNATIVE FIXED-INCOME STRATEGIES FUND LLC

PROSPECTUS SUPPLEMENT

DATED SEPTEMBER 25, 2014

The information set forth below supplements and supersedes any contrary information contained in the Fund's Prospectus dated May 1, 2014.  Prospective investors are urged to read the Prospectus carefully, which is provided together with (or has preceded) this Supplement.  Capitalized terms not otherwise defined herein shall have the same meaning as provided in the Prospectus.  If the prospective investor wishes to invest in the Fund, the investor must complete, execute and return the Fund's Investor Certificate, which is attached to the Prospectus as Appendix A.

Effective January 1, 2015, the Fund intends to change its tax classification from a partnership to a regulated investment company ("RIC") within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code") (the "RIC Conversion").  The Board of Directors of the Fund approved the RIC Conversion at a meeting held on September 16, 2014.

The Fund's new tax treatment would, among other things, simplify reporting to Fund investors, allowing tax reports to be made on Form 1099 rather than on Schedule K-1.  A RIC Conversion generally would not trigger gain or loss to investors.  The Fund intends, however, in connection with the RIC Conversion, to make a deemed sale election under Treasury Regulations Section 1.337(d)-7(c), which will cause investors that are C corporations to recognize gain equal to their share of the net gain that the Fund would recognize if it were to sell all its assets for their fair market value immediately prior to the RIC Conversion.  All investors that are C corporations for U.S. federal income tax purposes should consult their tax advisors as to the consequences of the RIC Conversion and any such deemed sale election.

Pursuant to Sections 8.1(a) and (d) of the Fund's Second Amended and Restated Limited Liability Company Agreement, dated as of May 1, 2014 (the "LLC Agreement"), the Fund intends to further amend and restate the LLC Agreement to reflect a standard corporate share structure, rather than the current partnership capital account structure.

The Fund may, in consultation with the Board, determine to abandon or postpone the RIC Conversion prior to January 1, 2015, if the Fund determines that it would be in the best interests of the Fund and its investors to do so.  Notice of such change would be provided to investors.  Assuming the RIC Conversion is effected as of January 1, 2015, the Prospectus would be subject to certain revisions.  All references to the Fund as a partnership for tax purposes, and all related disclosure regarding capital accounts, allocations and the treatment of the Fund as a partnership and investors as partners for tax purposes, would be deleted in their entirety.  Additionally, the following disclosure would be incorporated into the Prospectus:

DESCRIPTION OF SHARES

The Fund is a limited liability company organized under the laws of the state of Delaware.  The Fund is authorized to issue an unlimited number of shares of beneficial interest ("Shares").  The Board is authorized to increase or decrease the number of Shares the Fund is authorized to issue.  Each Share has one vote at all meetings of shareholders and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.

All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.  Shareholders are not liable for further calls or assessments.  The Fund will send periodic reports (including financial statements) to all shareholders.  The Fund does not intend to hold annual meetings of shareholders.  Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable.  Shares are not available in certificated form.  Any transfer of Shares will be void if made (i) to an account held through a broker, dealer or other financial intermediary that has not entered into an agreement for the provision of shareholder services to the Fund or (ii) to any person who is not a Qualified Investor.  In addition, in the event of any transfer that violates the foregoing transfer restrictions, such as pursuant to testate or intestate succession, the Fund will have the right (but not the obligation) to repurchase any such improperly transferred Shares at their then current net asset value.  This repurchase right would be in addition to any other remedy that the Fund may have, including, when consistent with applicable law, refusing to recognize any such transfer.  With very limited exceptions, Shares are not transferable and liquidity will be provided principally through limited repurchase offers.

In general, any action requiring a vote of the holders of the Shares of the Fund shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding Shares.  Any change in the Fund's fundamental policies may also be authorized by the vote of the holders of two-thirds of the Shares present at a shareholders' meeting if the holders of a majority of the outstanding Shares are present or represented by proxy.

The LLC Agreement provides that the Fund will be dissolved if the Shares of any shareholder that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender its entire shareholding for repurchase by the Fund has not been repurchased within a period of two years of such request.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, shareholders are entitled to share ratably in all the remaining assets of the Fund.

THE OFFERING

The Fund commenced a public offering in August 2002, and has engaged in a continuous offering since that time.  The Fund has registered $821,751,879 of Shares for sale under the registration statement to which the Prospectus relates.

The Fund is offering Shares at an initial price of $1,000 through UBS Financial Services Inc. (together with any other broker or dealer appointed by the Fund as distributor of its Shares, the "Distributor").  The Adviser and the Distributor may pay from their own resources compensation to the Distributor's or its affiliates' financial advisors, as well as third-party securities dealers and other industry professionals, in connection with the sale and distribution of the Shares or ongoing servicing of clients with whom they have placed Shares in the Fund.

Each date on which Shares are delivered is referred to as a "Closing Date."  The initial Closing Date for subscriptions for Shares is currently anticipated to be on or about January 1, 2015 (the "Initial Closing Date").  Beginning on the Initial Closing Date, Shares may be purchased as of the first business day of each month at the Fund's then current NAV per Share.  Existing Fund investors' limited liability company interests will be converted into shares of equal value as of the Initial Closing Date, based on the initial NAV per Share of $1,000.

Prior to a Closing Date, an investor's funds will be held in a non-interest-bearing account at The Bank of New York Mellon, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended.  An investor will not become a shareholder of the Fund, and has no rights (including, without limitation, any voting or redemption rights, or any rights with respect to standing), until the relevant Closing Date.

Generally, the stated minimum initial investment is Shares with a value of at least $50,000, which minimum may be reduced in the Adviser's sole discretion, but not below $25,000.  If you want to purchase Shares with a value of less than $50,000, you should speak with your financial advisor.  In granting any reduction, consideration is given to various factors, including the shareholder's overall relationship with the Distributor, the shareholder's holdings in other funds affiliated with the Adviser, and such other matters as the Adviser may consider relevant at the time.  Financial advisors may receive a reduced sales credit for selling Shares substantially below this stated minimum initial amount.  The Fund, in its sole discretion, may vary the investment minimums from time to time.  Shareholders purchasing Shares in the Fund may be charged a sales load of up to 2% of the shareholder's investment.

DISTRIBUTION POLICY

The Fund pays dividends on the Shares at least annually in amounts representing substantially all of the net investment income, if any, earned each year.  The Fund pays substantially all taxable net capital gain realized on investments to shareholders at least annually.

Dividends and capital gain distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder "opts out" (elects not to reinvest in Shares).  Shareholders may elect initially not to reinvest by indicating that choice on the Investor Certificate.  Thereafter, shareholders are free to change their election at any time by contacting BNY (or, alternatively, by contacting their broker or dealer, who will inform the Fund).  Shares purchased by reinvestment will be issued at their net asset value on the ex-dividend date (generally, the last business day of a month).  There is no sales charge or other charge for reinvestment.  The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions.

TAX RISK

Special tax risks are associated with an investment in the Fund.  The Fund intends to qualify as a RIC under Subchapter M of the Code.  As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements.

Each of the aforementioned ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from or about certain Investment Funds in which the Fund is invested.  However, Investment Funds generally are not obligated to disclose the contents of their portfolios.  This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund's income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest.  Furthermore, although the Fund expects to receive information from each Investment Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure.  The Fund may try to acquire additional interests in Investment Funds to bring the Fund into compliance with the asset diversification test.  However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Investment Funds.  While relevant tax provisions afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund's ability to effect a sale of, or redemption from, an Investment Fund may limit utilization of this cure period.  In certain cases, the Fund may be afforded a longer cure period under applicable savings provisions.  However, the Fund may be subject to a penalty tax in connection with its use of those savings provisions.  If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits.  Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund's Shares and the amount of the Fund's distributions.  In addition, the Fund is required each December to make certain "excise tax" calculations based on income and gain information that must be obtained from certain Investment Funds.  If the Fund does not receive accurate information from those Investment Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring the excise tax on undistributed income.

In addition, the Fund may invest a substantial portion of its assets in non-U.S. Investment Funds that are classified as "passive foreign investment companies" (each, a "PFIC") for U.S. federal income tax purpose.  As described below at "Taxes—Nature of the Fund's Investments—Investments in Passive Foreign Investment Companies," the Fund intends to make a mark-to-market election with respect to certain of its non-U.S. Investment Funds that are PFICs, with the result that a substantial portion of the Fund's income and gains may be ordinary in nature (and not eligible for distribution to shareholders as capital gain dividends or as "qualified dividend income").  Any non-U.S. Investment Funds and other non-U.S. entities in or through with the Fund invests may be subject to non-U.S. withholding and other taxes.  Further, adverse United States tax consequences can be associated with certain foreign investments, including potential United States withholding taxes on foreign investment entities with respect to their United States investments (including those described below under the caption "Taxes—The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the 'HIRE Act')").

REPURCHASES OF SHARES

The Fund from time to time may offer to repurchase Shares pursuant to written tenders by shareholders.  While a shareholder may request that the Fund tender for its Shares in the Fund at any time, repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion.  In determining whether the Fund should repurchase Shares from shareholders pursuant to written tenders, the Fund's Board will consider the recommendation of the Adviser.  The Adviser expects that it will recommend to the Fund's Board that the Fund offer to repurchase Shares on a quarterly basis.  The Board also will consider the following factors, among others, in making such determination:

•	whether any shareholders have requested to tender Shares to the Fund;

•	the liquidity of the Fund's assets;

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Shares;

•	the condition of the securities markets; and

•	the anticipated tax consequences of any proposed repurchases of Shares.

The Board will determine that the Fund repurchase Shares from shareholders pursuant to written tenders only on terms they determine to be fair to the Fund and to all shareholders or persons holding Shares acquired from shareholders, as applicable.  When the Board determines that the Fund will repurchase Shares, notice will be prepared describing the terms of such repurchase, and containing information shareholders should consider in deciding whether and how to participate in such repurchase opportunity.  Shareholders who are deciding whether to tender Shares during the period that a repurchase offer is open may ascertain an estimated NAV of their Shares from their respective financial advisors.

If a repurchase offer is oversubscribed by shareholders who tender Shares, the Fund may extend the repurchase offer period, repurchase a pro rata portion of the Shares tendered or take any other action permitted by applicable law.

Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Shares from shareholders by the applicable repurchase offer deadline.  The Fund does not impose any charges in connection with repurchases of Shares.  Shares will be repurchased by the Fund after the Advisory Fee has been deducted from the Fund's assets as of the end of the month in which the repurchase occurs (i.e., the Advisory Fee for the fiscal quarter in which Shares are to be repurchased is deducted before effecting the repurchase).

In light of liquidity constraints associated with the Fund's investments in Investment Funds and the fact that the Fund may have to effect redemptions from Investment Funds in order to pay for Shares being repurchased, any repurchase offer will generally commence approximately 100 days prior to the last day of March, June, September and December each year (each of March 31, June 30, September 30 and December 31 is referred to as a "Tender Valuation Date").  Tenders will be revocable upon written notice to the Fund up to approximately 70 days prior to the applicable Tender Valuation Date (such deadline for revocation being the "Expiration Date").  If the Fund experiences a significant number of revocations, the Fund may have excess uninvested cash.  If a repurchase offer is extended, the Expiration Date will be extended accordingly.

Repurchases of Shares by the Fund will be made in the form of promissory notes.  Each tendering shareholder will receive a promissory note entitling the shareholder to receive the value of the shareholder's Shares determined as of the Tender Valuation Date.  Any promissory notes provided to shareholders in payment for tendered Shares will not be transferable.  The delivery of such promissory notes will generally be made promptly (within five business days) after the Expiration Date.  Payment of substantially all of the promissory notes will be made as promptly as practicable after the applicable Tender Valuation Date.  The Fund will not impose any charges on repurchases of Shares in the Fund, although it may allocate to tendering shareholders withdrawal or similar charges imposed by Investment Funds if the Adviser determined to withdraw from the Investment Fund as a result of a tender and such a charge was imposed on the Fund.

If the Fund's repurchase procedures must be revised in order to comply with regulatory requirements, the Board will adopt modified procedures reasonably designed to provide shareholders substantially the same liquidity for Shares as would be available under the procedures described above.  The Fund may be subject to initial lock-up periods of certain Investment Funds beginning at the time of the Fund's initial investment in an Investment Fund.  During this period, the Fund will not be permitted to withdraw its investment or will only be able to do so with payment of a fee.  In addition, some Investment Funds may, from time to time, suspend completely or restrict withdrawal rights for an indefinite period of time in response to market unrest or other adverse conditions.  During such times, the Fund may not be able to liquidate its holdings in such Investment Funds to meet repurchase requests.  As a result, the Fund is not able to guarantee liquidity to shareholders through repurchase offers, particularly during the Fund's first year of operations.  Furthermore, if the Fund seeks to liquidate its investment in an Investment Fund that maintains a "side pocket," the Fund may not be able to fully liquidate its investment without delay and such delay could be substantial.  Accordingly, the Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner.

A shareholder tendering for repurchase less than all of its Shares must maintain an account balance of at least $50,000 after the repurchase is effected.  If a shareholder tenders an amount that would cause the shareholder's account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the shareholder so that the required minimum balance is maintained.  The Fund may also repurchase all of the shareholder's Shares in the Fund.

The repurchase price payable in respect of repurchased Shares will be equal to the NAV of the shareholder's tendered Shares based on the estimated NAV of the Fund's assets as of the applicable Tender Valuation Date (such date, or any later valuation date if a tender offer is extended, being referred to as the "calculation date"), and shareholders have no right to receive any other price as a result of any adjustments made in the course of the Fund's or any Investment Fund's year-end audit.  The Fund's, and a Share's, NAV may change materially from the date a tender offer is mailed, to the close of the tender period and to the calculation date, and it also may change materially shortly after a tender is completed.  The method by which the Fund calculates its NAV is discussed below under the caption "Calculation of Net Asset Value."

Under these procedures, shareholders will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of Shares as of a date proximate to the Tender Valuation Date.  In addition, there will be a substantial period of time between the date as of which shareholders must tender Shares and the date they can expect to receive payment for their Shares from the Fund.  However, promptly after the expiration of a repurchase offer, shareholders whose Shares are accepted for repurchase will be given non-interest-bearing, non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased Shares.  Payments for repurchased Shares may be delayed under circumstances where the Fund has determined to redeem its interests in Investment Funds to make such payments, but has experienced delays in receiving payments from the Investment Funds.

The Fund retains the option to pay all or a portion of the purchase price for tendered Shares by distributing securities, including direct or indirect interests in Investment Funds as well as other illiquid securities, to shareholders on a pro rata basis.  The receipt by a shareholder of an in-kind distribution of a security carries the risk that the shareholder may not be able to dispose of the security for an indeterminate period of time and only with the consent of a third party, as well as the risk that the distributed security may be very difficult to value.

CALCULATION OF NET ASSET VALUE

The NAV of the Fund will be equivalent to its assets less its liabilities as of any date of determination.  The NAV of the Fund and the NAV per Share generally will be calculated by BNY, in consultation with the Adviser, as of the end of each calendar month in accordance with the LLC Agreement, and the valuation policies and procedures adopted by the Board.

The Board has approved procedures pursuant to which the Fund will value its investments in Investment Funds at fair value.  In accordance with these procedures, fair value as of each month ordinarily will be the value determined as of such period for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation.  As a general matter, the Fund bases its NAV on valuations of its interests in the Investment Funds provided by the Investment Managers and their agents, including their administrators.  The Adviser, BNY and the Adviser's valuation committee may not have the ability to assess the accuracy of these valuations.  Furthermore, valuations will be provided to the Fund based on the interim unaudited financial records of Investment Funds, and, therefore, will be estimates subject to adjustment (upward or downward) upon the auditing of such financial records.

Before investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments.  After investing in an Investment Fund, the Adviser will monitor the valuation methodology used by the Investment Fund.  Although the procedures approved by the Board provide that BNY will review the valuations provided by the Investment Managers, none of the Adviser, BNY or the Adviser's valuation committee will be able to confirm independently the accuracy of valuations provided by such Investment Managers (which are unaudited, except for year-end valuations).

Subject to the foregoing, for each period that the NAV of the Fund is calculated, BNY will review any material discrepancies with the Adviser.  BNY and the Adviser's valuation committee will consider all relevant information and the reliability of pricing information provided by the Investment Managers.  They may conclude, however, in certain circumstances that the information provided by an Investment Manager does not represent the fair value of the Fund's interests in the Investment Fund.  In those circumstances, the Fund might value its interests in the Investment Fund at a discount or a premium to the value it receives from the Investment Fund.  Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Investment Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV.  Any such decision would be made in good faith, and subject to the review and supervision of the Board.

TAXES

The following is a summary of certain U.S. federal income tax considerations relevant to the Fund and the purchase, ownership and disposition of Shares.  This discussion offers only a summary of the federal income tax consequences of investing in the Fund and is based upon U.S. federal income tax laws in effect on the date hereof, which are subject to change by legislative, judicial or administrative action, possibly with retroactive effect.  This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances.  Prospective investors should consult their own tax advisers as to the federal income tax consequences of the purchase, ownership and disposition of Shares of the Fund, as well as the tax consequences arising under laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund

The Fund intends to qualify, and will elect to be treated, as a RIC under the Code.  To qualify as such, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets.  More particularly, the Fund must derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" (as defined in the Code).  In addition, the Fund must diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or one or more "qualified publicly traded partnerships" (as defined in the Code).

With respect to these requirements, the Fund will, in appropriate circumstances, "look through" to the income, assets and investments of the Investment Funds.  If the Fund satisfies these requirements and distributes at least 90% of its investment income and net short-term capital gains to shareholders each year, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders.

The Code contains savings provisions pursuant to which the Fund can cure certain failures to comply with the RIC income and asset diversification requirements.  However, the Fund may be subject to a penalty tax in connection with its use of certain of these savings provisions.

To avoid a non-deductible 4% federal excise tax, the Fund will be required to distribute by December 31st of each year at least an amount equal to the sum of (i) 98% of its ordinary income, generally determined on a calendar year basis, (ii) 98.2% of its capital gain net income (which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years on which the Fund paid no U.S. federal income tax.

If the Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would no longer be a flow-through entity and instead would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.  In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Nature of the Fund's Investments

Investments in Flow-Through Vehicles.  The character of the Fund's distributive share of items of income, gain and loss derived through Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Investment Funds.  Certain of the investment strategies of the Fund and the Investment Funds may be subject to special and complex federal income tax provisions that, among other things, can (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock, securities or other assets is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income under the 90% gross income test.

Investments in Passive Foreign Investment Companies.  The Fund may directly or indirectly own equity interests in non-U.S. Investment Funds and/or other non-U.S. entities, which will be treated as PFICs.  The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any "excess distribution" or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  In lieu of such treatment, an election can be made by the Fund to mark-to-market at the end of each taxable year the shares in a PFIC.  In such case, the Fund would recognize as ordinary income its share of any increase in the value of such shares, and as ordinary loss its share of any decrease in such value to the extent it does not exceed its share of prior increases in income.  Alternatively, in certain cases, an election can be made by the Fund to treat the PFIC as a "qualified electing fund" under the Code (a "QEF").  In such case, the Fund would be required to include in income each year a portion of the QEF's ordinary earnings and net capital gain (as ordinary income and capital gains, respectively), even if not distributed to the Fund.  If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund.  The Fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy.  Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year, and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above).  Dividends paid by PFICs will not be treated as "qualified dividend income."  In certain cases, the Fund will not be the party legally permitted to make the mark-to-market election or QEF election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the mark-to-market or QEF election will do so.

A substantial portion of the Fund's assets may be invested in non-U.S. Investment Funds that are classified as PFICs.  The Fund intends to make a mark-to-market election with respect to certain of its non-U.S. Investment Funds that are PFICs, with the result that a substantial portion of the Fund's income and gains may be ordinary in nature (and not eligible for distribution to shareholders as capital gain dividends or as "qualified dividend income").

Portfolio Transactions

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses.  A portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options), however, may be treated as ordinary income or loss.  Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid may be treated as ordinary income or loss.  In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income, and all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

Hedging and Derivative Transactions

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  Gain or loss will arise upon exercise or lapse of Section 1256 contracts.  In addition, any Section 1256 contracts remaining unexercised at the end of the holder's taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

Offsetting positions held by the Fund, or the Investment Funds, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles."  In addition, investments by the Fund in particular combinations of Investment Funds may also be treated as a "straddle."  To the extent the straddle rules apply to positions established by the Fund, or the Investment Funds, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions.  Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income.  Certain of the straddle positions held by the Fund, or the Investment Funds, may constitute "mixed straddles."  One or more elections may be made in respect of the federal income tax treatment of "mixed straddles," resulting in different tax consequences.  In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund, or possibly an Investment Fund, either (i) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests ("appreciated financial position"), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property, or (ii) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Investment Fund, enters into the financial position or acquires the property, respectively.  The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If an Investment Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other RICs, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly during the term of the derivative contract.  Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge.  The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Foreign Taxes

The Fund's investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States.  In that case, the Fund's yield on those stocks or securities would be decreased.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of the Fund's assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code.  In such a case, shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes.

Distributions to Shareholders

Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources) and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for shareholders that are corporations.  Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as "qualified dividend income," which is subject to tax at rates equivalent to long-term capital gain tax rates (which currently reach a maximum of 20%), by shareholders that are individuals.  Distributions from net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, regardless of how long Shares have been held by the shareholder, and will not be eligible for the dividends-received deduction or treatment as "qualified dividend income."  As discussed above at "Nature of the Fund's Investments—Investments in Passive Foreign Investment Companies," a substantial portion of the Fund's distributions to its shareholders may be taxable as ordinary income and may not be eligible for the dividends-received deduction or treatment as "qualified dividend income."

The tax treatment of dividends and capital gain distributions will be the same whether you take them in cash or reinvest them to buy additional Shares.  Distributions by the Fund that are or are considered to be in excess of the Fund's current and accumulated earnings and profits for the relevant period will be treated as a tax-free return of capital to the extent of (and in reduction of) the tax basis in your Shares and any such amount in excess of your tax basis will be treated as gain from the "sale or exchange" of Shares, as discussed below.

An additional 3.8% tax is applicable in respect of the net investment income of certain individuals and the undistributed net investment income of certain estates and trusts.  For these purposes, "net investment income" generally includes, among other things, dividends (including dividends paid with respect to Shares of the Fund to the extent paid out of the Fund's current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but is reduced by any deductions properly allocable to such income or net gain.  Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Fund distributions may be subject to state and local taxes.  You should consult with your own tax advisor regarding the particular consequences of investing in the Fund.

Income from Repurchases and Transfers of Shares

A repurchase of Shares by the Fund will be a taxable transaction for federal income tax purposes, either as a "sale or exchange," or, under certain circumstances, as a "dividend."  In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash results in a meaningful reduction in the shareholder's proportionate interest in the Fund or results in a "complete redemption" of the shareholder's interest, in each case applying certain constructive ownership rules.

If the repurchase of your Shares qualifies for sale or exchange treatment, you will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased Shares and the adjusted tax basis of those Shares.  Such gain or loss will be capital gain or loss if the repurchased Shares were held by you as capital assets, and generally will be treated as long-term capital gain or loss if you held the repurchased Shares for more than one year, or as short-term capital gain or loss if you held the repurchased Shares for one year or less.  However, if you received any long-term capital gain distributions in respect of the repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and you held the repurchased Shares for six months or less, any loss you realize will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions.

Notwithstanding the foregoing, any capital loss realized by a shareholder will be disallowed to the extent the Shares repurchased by the Fund are replaced (including through reinvestment of dividends) with substantially similar shares within a period of 61 days beginning 30 days before and ending 30 days after the repurchase of the Shares.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.  The deductibility of capital losses is subject to statutory limitations.

If the repurchase of your Shares does not qualify for sale or exchange treatment, you may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) your tax basis in the relevant Shares.  The tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by you.

The Fund may be required to withhold, for U.S. federal income taxes, a portion of the taxable dividends and Share repurchase proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications, or if the Fund or the shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding.  Certain shareholders specified in the Code and the Treasury Regulations promulgated thereunder are exempt from backup withholding, but may be required to provide documentation to establish their exempt status.  Backup withholding is not an additional tax.  Any amounts withheld will be allowed as a refund or a credit against the shareholder's federal income tax liability if the appropriate information is provided to the Internal Revenue Service.

The Fund generally will be required to report to the Internal Revenue Service and furnish to you the cost basis and holding period for Shares repurchased from you by the Fund.  The Fund intends to elect the average cost single category ("ACSC") method as the default cost basis method for purposes of this requirement.  If you wish to accept the ACSC method as your default cost basis calculation method in respect of Shares in your account, you do not need to take any additional action.  If, however, you wish to affirmatively elect an alternative cost basis calculation method in respect of Shares in your account, you must contact BNY to obtain and complete a cost basis election form.  The cost basis method applicable to a particular Share repurchase may not be changed after the valuation date established by the Fund in respect of that repurchase.  Shareholders should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them.

A sale of Shares, other than in the context of a repurchase of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase that qualifies for "sale or exchange" treatment.

Tax Information

The Fund expects that each January, the Fund will send shareholders information on the tax status of any distribution made during the previous calendar year.  Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

If a shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of RICs are not excepted.  The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their individual circumstances.

Tax-Exempt Shareholders

Under current law, the Fund serves to "block" (that is, prevent the attribution to shareholders of) unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities).  Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in Shares if those Shares constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.  A tax-exempt shareholder may also recognize UBTI if the Fund were to recognize "excess inclusion income" derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools.  If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation ("foreign shareholder") as defined in the Code, depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

Income Not Effectively Connected.  If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any "excess inclusion income" allocated to the foreign shareholder), which tax is generally withheld from such distributions.  Capital gain dividends and any amounts retained by the Fund that are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.  However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

If the Fund is a "United States real property holding corporation," or would be but for the operation of certain exclusions, distributions by the Fund that are realized on account of certain capital gain dividends from REITs will generally cause the foreign shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States (subject to the rules described below for effectively connected income).  Generally, the Fund is required to withhold taxes on a distribution to a foreign shareholder attributable to such gains, and such a distribution may subject a foreign shareholder to a U.S. tax filing obligation and may create a branch profits tax liability for foreign corporate shareholders.  Under a de minimis exception to the rule described above, if a foreign shareholder has not held more than 5% of the Fund's Shares at any time during the one-year period ending on the date of the distribution, the foreign shareholder is not treated as receiving a distribution attributable to gains derived through REITs, but is, instead, treated as receiving an ordinary distribution subject to U.S. tax at the rate of 30% (or lower treaty rate).

As discussed above at "Income from Repurchases and Transfers of Shares," if a repurchase of a shareholder's Shares by the Fund does not qualify for sale or exchange treatment, the shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a dividend (which would be taxable, as described above), a tax-free return of capital, or capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the shareholder's tax basis in the relevant Shares repurchased.  If the repurchase qualifies as a sale or exchange, the shareholder will generally realize capital gain or loss equal to the difference between the amount received in exchange for the repurchased Shares and the adjusted tax basis of those Shares.

Any capital gain that a foreign shareholder realizes upon a repurchase of Shares or otherwise upon a sale or exchange of Shares will ordinarily be exempt from U.S. tax unless (i) in the case of a foreign shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign shareholder held such Shares and the five-year period ending on the date of the disposition of those Shares, the Fund was a "United States real property holding corporation" (as such term is defined in the Code) and the foreign shareholder actually or constructively held more than 5% of the Fund's Shares.  In the latter event, the gain would be subject to withholding tax and otherwise taxed in the same manner as income that is "effectively connected" with a U.S. trade or business, as discussed below.

Income Effectively Connected.  If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund that are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Shares will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations.  Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a foreign shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the foreign shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the "HIRE Act")

Under the Foreign Account Tax Compliance Act provisions enacted as part of the HIRE Act, a 30% withholding tax will be imposed on dividends paid by the Fund, and on long-term capital gain dividends and redemption proceeds paid after December 31, 2016, to:  (i) a "foreign financial institution," which term includes certain non-U.S. investment funds, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the Treasury or his/her delegate or the terms of an applicable intergovernmental agreement entered into by the United States and the country where such non-U.S. shareholder resides or does business, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts; and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners.  To comply with these requirements, the Fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners, and direct and indirect owners of certain entity shareholders may be required to waive the application of any non-U.S. laws which, but for such waiver, would prevent such entity from reporting information in respect of United States accounts in accordance with the applicable provisions of the HIRE Act or any agreement described in Section 1471(b) of the Code.

The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000.  Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets.  The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in certain investments of the Fund.

All non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress.  It is possible that certain previously expired tax provisions could be legislatively extended or otherwise modified.  Prospective investors should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in the Fund.

Other Taxation

Fund shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund.